                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Pacific Capital Funds
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              PACIFIC CAPITAL FUNDS

                              NEW ASIA GROWTH FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                February 9, 2006

Dear Shareholder:

The Board of Trustees has called a special meeting of the shareholders of the New Asia Growth Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on March 13, 2006 at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m. Eastern Time, or as adjourned from time to time.

The sole purpose of this meeting is to seek shareholder approval of a Sub-Advisory Agreement for the Fund with a new sub-advisor, First State Investments International Limited ("FSI"). FSI is an affiliate of the Fund's current sub-advisor, First State (Hong Kong) LLC. The terms of the Fund's proposed new Sub-Advisory Agreement will be substantially similar to those of the Fund's current sub-advisory agreement and will not result in any change in fees or management of the Fund. Although the Fund has not experienced significant problems in the past in complying with applicable U.S. securities laws and regulations, the Board of Trustees believes that FSI has a stronger capability than the current sub-adviser for ensuring that the Fund will continue to comply with applicable laws and regulations.

               THE TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSAL
                 AND RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

If you have any additional questions, please do not hesitate to contact us by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.


Respectfully,


William Henry
President
Pacific Capital Funds


       WE URGE YOU TO VOTE BY COMPLETING AND RETURNING THE ENCLOSED PROXY
                       CARD OR BY ATTENDING THE MEETING.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

Q.  WHO CAN VOTE?

A.  Any person owning shares of the New Asia Growth Fund on January 27, 2006.

Q.  WHY SHOULD I BOTHER TO VOTE?

A. Your vote is important. If the Trust does not receive enough votes, it will have to spend money to mail proxies again or solicit voters by telephone so that this meeting can take place.

Q.  HOW CAN I VOTE?

A. - By mail -- Vote, sign and mail the enclosed ballot in the envelope provided. - In person at the meeting.

Q.  HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each applicable proposal on the enclosed proxy card.

Q.  WHAT IF I HAVE ADDITIONAL QUESTIONS?

A. Contact us, by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

                              PACIFIC CAPITAL FUNDS


                              NEW ASIA GROWTH FUND


                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

       ------------------------------------------------------------------

                                     NOTICE
       ------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 13, 2006

To the shareholders of Pacific Capital Funds:

Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the New Asia Growth Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on March 13, 2006, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time, or as adjourned from time to time (the "Meeting"), for the sole purpose of approving a new Sub-Advisory Agreement for the New Asia Growth Fund with First State Investments International Limited.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL.

The matter referred to above is discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on January 27, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,



Patrick Keniston
Secretary


February 9, 2006


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                              PACIFIC CAPITAL FUNDS

                              NEW ASIA GROWTH FUND


                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

       ------------------------------------------------------------------

                                 PROXY STATEMENT
       ------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 13, 2006

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Pacific Capital Funds (the "Trust") for use at a special meeting of shareholders of the New Asia Growth Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Eastern Time, on March 13, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

The Trust anticipates that the mailing of proxies and proxy statements to shareholders will begin on or about February 9, 2006.

Shareholders can find important information about the Fund in the Trust's annual report dated as of July 31, 2005, which previously has been furnished to shareholders. Shareholders may request another copy of the annual report and the semi-annual report for the period ended January 31, 2005 by writing to the Trust at the above address or by calling the telephone number above. The Trust will provide copies of the report[s] free of charge.

                                  INTRODUCTION

The Board proposes that the services of First State (Hong Kong) LLC ("FSHK" or "the Current-Sub-Adviser") as sub-adviser to the Fund be terminated effective on or about March 14, 2006, and that the Trust enter into a new sub-advisory agreement on behalf of the Fund (the "New Sub-Advisory Agreement") with the Asset Management Group of Bank of Hawaii, as Adviser to the Fund ("AMG" or "the Adviser"), and First State Investments International Limited ("FSI") as the new Sub-Adviser.

WHY IS THIS CHANGE BEING RECOMMENDED?

FSI and the Current Sub-Adviser are indirect, wholly-owned subsidiaries of Commonwealth Bank of Australia. Both companies are operated as components of First State International, the international funds management division of Commonwealth Bank of Australia (the division also has component operations in Singapore and Indonesia). Although portions of their management infrastructures are intertwined, each of the Current Sub-Adviser and FSI maintains its own compliance functions.

The Fund has not experienced problems in the past in complying with applicable U.S. federal securities laws and regulations. However, as a result of its compliance reviews, including onsite visits, AMG has concluded that FSI has more experience and a stronger capability than the Current Sub-Adviser for ensuring that the Fund will continue to comply with applicable U.S. federal securities laws and regulations. The Investment Company Act of 1940, as amended (the "Investment Company Act"), requires the shareholders of the Fund to approve the proposed New Sub-Advisory Agreement with FSI.

HOW WILL THE NEW ARRANGEMENT AFFECT THE MANAGEMENT OF THE FUND?

The proposed change will not affect the persons providing portfolio management services to the Fund. In addition, the terms of the New Sub-Advisory Agreement are substantially similar to the terms of the current sub-advisory agreement between FSHK and AMG (the "Current Sub-Advisory Agreement"). For its services, FSI will receive the same fee that the Current Sub-Advisor receives, 0.50% of the average daily value of the net assets of the Fund.

The terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are described in greater detail below.

                       THE CURRENT SUB-ADVISORY AGREEMENT

FSHK serves as sub-adviser to the Fund pursuant to the Current Sub-Advisory Agreement, which was entered into on July 19, 1999. The Current Sub-Advisory Agreement was last submitted to a shareholder vote at a special meeting of Fund shareholders held in August 1999. The Current Sub-Advisory Agreement was last approved by the Board of Trustees of the Trust at its September 20, 2005 regular meeting, at which the Board of approved continuation of the Agreement for an additional year subject to termination upon shareholder approval of the New Sub-Advisory Agreement.

Under the Current Sub-Advisory Agreement, FSHK effects portfolio transactions for the Fund, using its own discretion and without prior consultation with AMG, and reports periodically to AMG and to the Board of Trustees. As consideration for its services, FSHK receives an annual fee at the rate of 0.50% of the Fund's average net assets, computed daily and payable quarterly. The aggregate fees paid to FSHK for the Fund's last three fiscal years ended July 31 were as follows: 2005 -- $193,284; 2004 -- $153,279; and 2003 -- $90,161.

The Current Sub-Advisory Agreement provides that FSHK will not be liable for any mistake in judgment or in any other event, except for losses resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of such duties. The Current Sub-Advisory Agreement continues automatically for successive one-year periods, provided such continuance is approved at least annually by the Board of Trustees or vote of a majority of the Fund's shareholders (as defined in the Investment Company Act), in either event so long as its continuance is also approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to the Agreement (the "Independent Trustees"). The Current Sub-Advisory Agreement may not be amended unless approved by vote of a majority of the Fund's shareholders (as defined in the Investment Company Act) and a majority of the Independent Trustees. It is terminable any time without penalty, on 60 days' notice, by AMG, FSHK, the Board of Trustees or vote of a majority of the Fund's shareholders.

                         THE NEW SUB-ADVISORY AGREEMENT

A copy of the New Sub-Advisory Agreement, as further described below, is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.

The terms and conditions of the New Sub-Advisory Agreement, which the Trust anticipates will take effect on March 31, 2006 following shareholder approval, are substantially the same as those of the Current Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, FSI would among other things: (i) provide a continuous investment program for the Fund's assets; (ii) select brokers and dealers through which securities transactions are to be executed; and (iii) maintain certain records required under relevant provisions of the Investment Company Act. As consideration for its services, FSI receives the same annual fee as the Current Sub-Advisor -- at the rate of 0.50% of the Fund's average net assets, computed daily and payable quarterly.

Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that FSI will not be liable for any mistake in judgment or in any other event, except for losses resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of such duties. The New Sub-Advisory Agreement has an initial term of two years, and thereafter continues automatically for successive one-year periods provided such continuance is approved at least annually by the Board of Trustees or vote of a majority of the Fund's shareholders (as defined in the Investment Company Act), in either event so long as its continuance is also approved by a majority of the Independent Trustees. Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement may not be amended unless approved by vote of a majority of the Fund's shareholders (as defined in the Investment Company Act) and a majority of the Independent Trustees. It is terminable any time without penalty, on 60 days' notice, by AMG, FSI, the Board of Trustees or vote of a majority of the Fund's shareholders.


                              INFORMATION ABOUT FSI


Like the Current Sub-Advisor, FSI is an indirect, wholly-owned subsidiary of Commonwealth Bank of Australia ("Commonwealth Bank"). The Current Sub-Advisor and FSI are operated as components of First State International, the international funds management division of Commonwealth Bank, which had L10.2 billion (British) in assets under management as of December 31, 2005. First State International has 161 employees, including 52 investment professionals, with offices in London, Edinburgh, Hong Kong, Singapore and Indonesia and clients in Europe, the US and Asia.

FSI is a Scottish company whose registered office is at 23 St. Andrew Square, Edinburgh, Scotland. It is engaged in the management of investment portfolios, principally for clients resident outside the UK, and is registered as an investment adviser with both the US Securities and Exchange Commission and the UK Financial Services Authority. FSI is a member of the UK division of First State International. As of December 31, 2005, FSI had 154 employees, including 30 investment professionals, and assets under management of $14.4 billion. Six members of FSI's Asia Pacific ex-Japan Investment Team are based in Scotland, and other members of the Team are based in First State International's other offices, as described below.

FSI does not currently serve as adviser or sub-adviser to any funds having similar investment objectives as the Fund:

PORTFOLIO MANAGEMENT TEAM

Angus Tulloch and Stuart Paul, Joint Managing Partners of FSI, have ultimate responsibility for the First State International's Asia Pacific ex-Japan investment product. FSI's Asia Pacific ex-Japan Investment Team consists of 14 members based in Edinburgh, Singapore and Hong Kong, and is responsible for over 50% of First State International's total assets under management Alistair Thompson, supported by Talib Dohadwala, is responsible for day-to-day management of the New Asia Growth Fund's portfolio. They are assisted by the rest of the Asia Pacific Team, most of whom specialize in specific geographical areas.

DIRECTORS AND OFFICERS OF FSI

The table below identifies the principal executive officer and the directors of FSI and their principal occupations:

-------------------------------------------------------------------------------
Name                               Title
-------------------------------------------------------------------------------
Thomas Tremayne Waring             Chief Executive Officer and Director
-------------------------------------------------------------------------------
Stuart Watson Paul                 Director
-------------------------------------------------------------------------------
Gregory Robert Cooper              Chief Financial Officer and Director
-------------------------------------------------------------------------------

The table below identifies the "control persons" of FSI, as that term is defined in the Investment Company Act.

CONTROL PERSONS OF FSI

----------------------------------------------------------------------------------------------------------------
Name                                  Address                             Basis of Control
----------------------------------------------------------------------------------------------------------------
First State Investment Management     23 St. Andrew Square                Beneficial Owner
(UK) Limited                          Edinburgh, UK EH2 1BB
----------------------------------------------------------------------------------------------------------------
SI Holdings Limited                   23 St. Andrew Square                Indirect Beneficial Owner
                                      Edinburgh, UK EH2 1BB
----------------------------------------------------------------------------------------------------------------
First State Investments (UK           23 St. Andrew Square                Indirect Beneficial Owner
Holdings) Limited                     Edinburgh, UK EH2 1BB
----------------------------------------------------------------------------------------------------------------
Colonial First State Group Limited    48 Martin Place                     Indirect Beneficial Owner
                                      Sydney, Australia
----------------------------------------------------------------------------------------------------------------
Colonial Mutual Life Assurance        48 Martin Place                     Indirect Beneficial Owner
Society Limited                       Sydney, Australia
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Colonial Holding Co. (NO2) PTY        48 Martin Place                     Indirect Beneficial Owner
Limited                               Sydney, Australia
----------------------------------------------------------------------------------------------------------------
Colonial Holding Company PTY Limited  48 Martin Place                     Indirect Beneficial Owner
                                      Sydney, Australia
----------------------------------------------------------------------------------------------------------------
Colonial Limited                      48 Martin Place                     Indirect Beneficial Owner
                                      Sydney, Australia
----------------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia        48 Martin Place                     Indirect Beneficial Owner
                                      Sydney, Australia
----------------------------------------------------------------------------------------------------------------
Stuart Watson Paul                    23 Saint Andrew Square              Director
                                      Edinburgh, UK EH2 1BB
----------------------------------------------------------------------------------------------------------------
Gillian Victoria Davies and Adrian    23 Saint Andrew Square              Company Secretary
Charles Newlands Smith                Edinburgh, UK EH2 1BB
----------------------------------------------------------------------------------------------------------------
Michael Graeme Tulloch                23 Saint Andrew Square              Head of Finance
                                      Edinburgh, UK EH2 1BB
----------------------------------------------------------------------------------------------------------------
Gregory Robert Cooper                 23 Saint Andrew Square              Chief Operating Officer and Director
                                      Edinburgh, UK EH2 1BB
----------------------------------------------------------------------------------------------------------------
Thomas Douglas Tremayne Waring        30 Cannon St                        Chief Executive
                                      London, UK EC4M 6YQ
----------------------------------------------------------------------------------------------------------------
Rajeev Gupta                          30 Cannon St                        Chief Compliance Officer
                                      London, UK EC4M 6YQ
----------------------------------------------------------------------------------------------------------------
Commonwealth Insurance Holdings       48 Martin Place                     Indirect Beneficial Owner
Limited                               Sydney, Australia
----------------------------------------------------------------------------------------------------------------

          CONSIDERATION OF THE NEW SUB-ADVISORY AGREEMENT BY THE BOARD

On September 20, 2005, the Board of Trustees met in person at a meeting called for the purpose of considering, among other things, the New Sub-Advisory Agreement. At the meeting, the Board approved the New Sub-Advisory Agreement subject to shareholder approval. The Board's approval followed the recommendation of the Independent Trustees, who met in person on September 19, 2005 to consider the matter among other things.

During the course of previous years, the Trustees received a wide variety of material relating to the services provided by the Current Sub-Advisor, including its portfolio management services. In determining whether to approve the New Sub-Advisory Agreement, the Trustees also evaluated information provided by AMG and FSI in accordance with section 15(c) of the Investment Company Act. In that connection the Trustees considered a variety of factors as described below. The Independent Trustees received assistance and advice regarding legal and industry standards from their independent counsel. They discussed the renewals with management representatives and in a private session with independent legal counsel at which no representatives of management were present. In deciding to recommend approval of the New Sub-Advisory Agreement, the Trustees did not identify any single or particular information that, in isolation, was the controlling factor. The following summary describes the most important, but not all, of the factors considered by the Board.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY FSI

As part of their review, the Board examined the ability of FSI to provide high quality investment management services to the Fund. The Board considered the quality and depth of FSI's organization in general and of the investment professionals currently providing services on behalf of FSHK to the Fund (who would continue to provide such services on behalf of FSI); the investment philosophy and decision-making processes of those professionals; the capability and integrity of FSI's senior management and staff; the quality of FSI's services with respect to regulatory compliance and compliance with the investment policies of the Fund (which the Board believes will be more robust than those available from FSHK); and the business reputation, financial condition and operational stability of FSI and its parent company Commonwealth Bank of Australia.

In reviewing the quality of the services to be provided to the Fund by FSI's investment professionals who would continue to manage the Fund's portfolio, the Board also reviewed a comparison of the past performance of the Fund to a peer group of comparable funds. The Board noted among other things that the Fund had performed at approximately the average of its peer group during the one- and five-year periods ended July 31, 2005 and at approximately the top quarter of its peer group for the ten-year period ended on that date and since its inception. The Board concluded that the performance record of the investment professionals who would manage the Fund on behalf of FSI indicated that their continued management would benefit the Fund and its shareholders.

SUB-ADVISORY FEES AND TOTAL EXPENSES

In reviewing the fees and expenses borne by the Fund, the Board noted among other things that there would be no change in the Fund's sub-advisory fee as a result of the change in sub-advisors. They noted that the Fund's total advisory and sub-advisory fees were above the median for comparable funds during the twelve months ended July 31, 2005; that the total fees and expenses for Class Y shares of the Fund (which comprise the bulk of the Fund's assets) were slightly above the median for comparable institutional funds; and that the total fees and expenses for Class A shares of the Fund were at the median for comparable retail funds. The Board also received information regarding the advisory fees paid by other institutional clients of FSI and FSHK and noted that the Fund was receiving a very favorable rate compared with those other clients. The Board ultimately concluded that in the context of the Fund's overall performance and the other factors considered by the Board the level of total fees, sub-advisory fees and total expenses of the Fund were reasonable.

SUB-ADVISOR COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board also evaluated the projected benefits of the Fund's sub-advisory relationship to FSI, including the projected profitability of its relationship with the Fund. The Board noted that although FSI's sub-advisory fee did not have break points and thus would not reflect economies of scale, if any, the fee was below its lowest breakpoint for other institutional clients and thus reflected the economies of scale of its overall investment management business. The Board also noted that FSI would receive certain ancillary benefits as a result of its relationship to the Fund, including the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, but that FSI does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The Independent Trustees concluded that the Fund's cost structure was reasonable and FSI's projected profit margin with respect to its relationship with the Fund was within the range of acceptable industry standards.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that FSI's proposed sub-advisory fee was fair, and that approval of the New Sub-Advisory Agreement with FSI was in the best interest of the Fund and its shareholders.


THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.


                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, estimated to be approximately $5,000, will be paid by the Fund,. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Fund may retain a proxy solicitation firm to assist in the solicitation of proxies. The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Fund shares held of record by such persons.

SHAREHOLDER VOTING

Holders of the Fund's Class A, Class B, Class C, and Class Y shares of beneficial interest (collectively, the "Shares") of record as of the close of business on January 27, 2006 (the "Record Date") are entitled to vote on all of the business at the Meeting and any adjournments thereof. Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes, without regard to Class. As of the Record Date, the outstanding Shares of the Fund were as follows:

------------------------------------------------------------------------------------------------------
     OUTSTANDING          OUTSTANDING         OUTSTANDING        OUTSTANDING      TOTAL OUTSTANDING
   CLASS A SHARES        CLASS B SHARES      CLASS C SHARES     CLASS Y SHARES          SHARES
------------------------------------------------------------------------------------------------------
    116,142.090            35,439.377          22,248.066       3,706,702.572      3,880,532.105
------------------------------------------------------------------------------------------------------

The presence in person or by proxy of more than 50% of the outstanding Shares of the Fund (without regard to Class) entitled to vote at the Meeting will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of Shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments of the Meeting from time to time to permit further solicitation of proxies. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The persons named as proxies will vote in favor of adjournment those Shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal but the proxy is properly executed, it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE


Approval of the New Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities of the Fund" as defined in the 1940 Act. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting. If shareholders fail to approve the New Sub-Advisory Agreement, FSHK will continue to serve as the sub-advisor to the Fund, and the Board will consider what alternatives may be most appropriate for future management of the Fund.



INTERESTED PARTIES

     To the best of the Trust's knowledge, as of the Record Date, the Directors and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth, as of the Record Date, the name, address, number and percentage of Shares of persons that owned beneficially or of record 5% or more of the outstanding Shares of the Fund.

     Unless otherwise indicated, the address of REINCO is c/o Bank of Hawaii, P.O. Box 1930, Honolulu, HI 96805. In addition, unless otherwise indicated, the address of: (a) Merrill Lynch, Pierce, Fenner & Smith IN, Attn: Carmella Sampogna ("Merrill") is 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246; (b) MG Trust Custodian or Trustee - Island Harvest Inc 401 K PS Plan ("MG") is Suite 300, Denver, CO 80202; (c) National Financial Services LLC ("NFS") is 200 Liberty St., New York, N.Y. 10281; (d) Richard Bergson - Pacific Radio Group Inc is 311 Ano St, Kahului, HI 96732; (e) Vanguard Fiduciary Trust Company ("Vanguard") is P.O. Box 2600 VM 613, Attn: Outside Funds, Valley Forge, PA 19482; (f) Wells Fargo Bank - Theo Bean ("Wells Fargo") is P.O. Box 1533, Minneapolis, MN 55480.

----------------------------------------------------------------------------------------------------------------------
                       CLASS A                   CLASS B                   CLASS C                   CLASS Y
----------------------------------------------------------------------------------------------------------------------
RECORD           NUMBER OF   PERCENTAGE   NUMBER OF    PERCENTAGE   NUMBER OF    PERCENTAGE   NUMBER OF    PERCENTAGE
HOLDER            SHARES       OF FUND      SHARES       OF FUND      SHARES       OF FUND      SHARES       OF FUND
----------------------------------------------------------------------------------------------------------------------
REINCO                                                                                        3,041,664     81.89%
----------------------------------------------------------------------------------------------------------------------
Merrill          14,152       12.18%
----------------------------------------------------------------------------------------------------------------------
MG                                                                   12,575       56.70%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NFS              89,215       76.81%       27,834       78.54%        3,486       15.72%
----------------------------------------------------------------------------------------------------------------------
Richard
Bergson                                                               1,194        5.38%
----------------------------------------------------------------------------------------------------------------------
Vanguard                                                                                       639,124      17.21%
----------------------------------------------------------------------------------------------------------------------
Wells Fargo                                 6,439       18.17%
----------------------------------------------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

Neither the Trust nor the Fund holds regular shareholders' meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

A proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

OTHER SERVICE PROVIDERS

BISYS Fund Services Ohio, Inc. serves as administrator to the Funds pursuant to an Administration Agreement and BISYS Fund Services LP serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

THE TRUST REQUESTS YOUR EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By order of the Board of Trustees,

Patrick Keniston
Secretary

                                   APPENDIX A

                         FORM OF SUB-ADVISORY AGREEMENT

                         FORM OF SUB-ADVISORY AGREEMENT
                      PACIFIC CAPITAL NEW ASIA GROWTH FUND


THIS AGREEMENT is made as of _________, 2006 among Pacific Capital Funds of 3435 Stelzer Road, Columbus, Ohio, 43219 USA (the "Trust"), The Asset Management Group of Bank of Hawaii of 111 S. King Street, Honolulu, Hawaii 96813 (the "Adviser"), and First State Investments International Limited, whose registered office is at 23 St Andrew Square, Edinburgh EH2 1BB (the "Sub-Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has been appointed investment adviser to the Trust's New Asia Growth Fund (the "Fund");

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

WHEREAS, the Sub-Adviser, which is registered in the United States as an investment advisor under the 1940 Investment Act and is authorized and regulated in the United Kingdom by the Financial Services Authority, is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Adviser hereby appoints the Sub-Adviser with effect from the date of this Agreement to act as the sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The initial composition and value of the Fund will be as agreed between the Trust and the Sub-Adviser. For the purposes of the rules of the Financial Services Authority ("FSA"), the Trust is classified by the Sub-Adviser as an intermediate customer.


                  The Trust and the Adviser represent and warrant to the Sub-Advisor that each of them has full capacity and authority to appoint the Sub-Advisor on the terms of this Agreement; that the Fund is free from all liens, charges and encumbrances; and that all transactions entered into within the scope of this Agreement will be binding on the Trust in accordance with its or their respective terms and that neither the entry into this Agreement nor into any such transaction will breach any law, rule or regulation applicable to the Trust.

         2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and such resolutions of the Trust's Board of Trustees applicable to the Fund all as are notified to the Sub-Adviser from time to time.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Fund and all in accordance with the investment objectives and restrictions applicable to the Fund as are notified to the Sub-Adviser from time to time:

(a) determine from time to time what securities and other investments will be purchased, retained or sold for the Fund;

(b) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

(c) not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

(d)      manage the Fund's overall cash position;

(e) attend business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser in such locations and at such times as are agreed between the parties;

(f) ensure all Fund security valuations are reasonable for purposes of determining whether such securities should be purchased, owned or sold by the Fund;

(g) ensure that, if required, securities are identified for proper segregation and collateralization;

(h) vote proxies on behalf of the Fund and on request provide proxy voting information to the Fund and its agents in relation to the Fund's annual filing on Form N-PX and as otherwise reasonably requested by officers of the Fund; and

(i) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to such of the Trust's Board meetings as are notified to the Sub-Adviser in sufficient time for it to be able to provide such reports.

         3. Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

(a) conform with all Rules and Regulations of the Securities and Exchange Commission;

(b) telecopy or provide by electronic means trade information to the Adviser on the first business day following the day of the trade

(c) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders of the Trust, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(d) notify the Adviser and the Trust immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Sub-Adviser's policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach;

(e) upon request, provide the Adviser and/or the officers of the Trust with supporting certifications which pertain to services being provided by the Sub-Adviser hereunder, in connection with any filings and certifications made pursuant to the Sarbanes-Oxley Act of 2002; and

(f) promptly notify the Adviser and the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         4. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting.

         5. Portfolio Transactions. Investment decisions for the Fund shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution. The Fund and Adviser understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the 1940 Act or the rules of the Securities and Exchange Commission thereunder.

         6. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         7. Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

         8. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser shall be entitled to a fee, computed daily and payable quarterly directly from the Fund, calculated at the annual rate of 0.5 per cent of the Fund's daily net assets.

         9. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder in the absence of its bad faith, willful misconduct, gross negligence or reckless disregard of its duties. No warranty or representation of any kind is given by the Sub-Adviser as to the performance or profitability of the Fund's portfolio or any part of it. Neither the Sub-Adviser, nor any of its directors, officers, agents or employees shall be liable or responsible to the Trust, its shareholders or the Adviser for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties under this Agreement, except for liability resulting from bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement.

         10. Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed.

         11. Duration and Termination. Unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act). In relation to all communications of any nature by the Trust to the Sub-Adviser, the Sub-Adviser shall be entitled to assume, in the absence of explicit instructions to the contrary, that any decisions communicated to it as being by the Trust's Board of Trustees are by such members of that board as are Disinterested Trustees.

         Termination will be without prejudice to the completion of transactions already initiated which will be completed expeditiously by the Sub-Adviser. Termination of this Agreement shall not prejudice or affect the rights and liabilities of the Parties which have accrued prior to the date of termination. Upon termination the Trust shall pay to the Sub-Adviser its accrued amount of fees and charges pro rata to the date of termination; pay to the Sub-Adviser any additional expenses necessarily incurred in terminating this Agreement; and bear any losses necessarily realised in settling or concluding outstanding obligations.

         12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of (i) a majority of the outstanding voting securities of the Fund, if required by the 1940 Act or the rules of the Securities and Exchange Commission thereunder, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

         13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed by registered post:

                  To The Sub-Adviser at:

                         First State Investments International Limited 23 St Andrew Square
                         Edinburgh
                         EH2 1BB
                         Scotland
                         Attention: company secretarial department

                         With a copy to:

                         Ruta Noreika
                         First State Investments International Limited 23 St Andrew Square
                         Edinburgh
                         EH2 1BB
                         Scotland

                  To the Adviser at:

                         The Asset Management Group of
                         Bank of Hawaii
                         111 South King Street
                         Honolulu, Hawaii  96813

                  To the Trust at:

                         c/o BISYS Fund Services
                         3435 Stelzer Road
                         Columbus, Ohio 43219-3035

         14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. In the event of any conflict between the law governing this contract and the rules of the FSA, the law governing this contract shall prevail.


                  Any complaint relating to the Sub-Adviser should, in the first instance, be made in writing to the Head of Institutional Business of the Sub-Adviser (with a copy to the Company Secretary of the Sub-Adviser) at the address notified by the Sub-Adviser to the Fund pursuant to Clause 14. Where required by FSA Rules, a copy of the Sub-Adviser's complaints handling procedure will be available on request.

A statement is available from the Sub-Adviser describing the Fund's rights to compensation (if any) in the event that the Sub-Adviser is unable to meet its liabilities.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                              THE ASSET MANAGEMENT GROUP OF
                                              BANK OF HAWAII

                                              By:
                                                  -----------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                     --------------------------


                                              FIRST STATE INVESTMENTS
                                              INTERNATIONAL LIMITED

                                              By:
                                                  -----------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                     --------------------------



                                              PACIFIC CAPITAL FUNDS

                                              By:
                                                  -----------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                     --------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                      PACIFIC CAPITAL NEW ASIA GROWTH FUND
                 SPECIAL MEETING OF SHAREHOLERS - MARCH 13, 2006


         The undersigned hereby appoints Patrick Keniston and Heather Slavkin, or either of them (with full power to act in the absence of the other, each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of each of the funds listed above (each, a "Fund" and collectively, the "Funds"), each a series of Pacific Capital Funds (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on March 13, 2006, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

         1. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE NEW ASIA GROWTH FUND WITH FIRST STATE INVESTMENTS INTERNATIONAL LIMITED


     / /  FOR                   / /  AGAINST                  / /  ABSTAIN


         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated               , 2006
      --------------

                                ----------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ----------------------------------------------
                                Signature(s) of Shareholder(s)

                                ----------------------------------------------
                                Signature(s) of Shareholder(s)


         This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.